Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Genstar Capital VI AIV, L.P.

Address of Joint Filer:	c/o Genstar Capital LLC
Four Embarcadero Center, Suite 1900
San Francisco, CA 94111

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Palomar Holdings, Inc. [PLMR]

Date of Event Requiring Statement
(Month/Day/Year):	January 14, 2020

Designated Filer:	Genstar VI GP AIV Ltd.

Signature:

GENSTAR CAPITAL VI AIV, L.P.

By: GENSTAR VI GP AIV LTD., its General Partner

By:	/s/ James Ryan Clark
Name: James Ryan Clark
Title: Director

Dated: January 14, 2020

Joint Filer Information

(continued)

Name of Joint Filer:	Genstar Capital Partners VI AIV, L.P.

Address of Joint Filer:	c/o Genstar Capital LLC
Four Embarcadero Center, Suite 1900
San Francisco, CA 94111

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Palomar Holdings, Inc. [PLMR]

Date of Event Requiring Statement
(Month/Day/Year):	January 14, 2020

Designated Filer:	Genstar VI GP AIV Ltd.

Signature:

GENSTAR CAPITAL PARTNERS VI AIV, L.P.

By: GENSTAR CAPITAL VI AIV, L.P., its General Partner

By: GENSTAR VI GP AIV LTD., its General Partner

By:	/s/ James Ryan Clark
Name: James Ryan Clark
Title: Director

Dated: January 14, 2020

Joint Filer Information

(continued)

Name of Joint Filer:	Genstar Capital Partners VI AIV (DEL), L.P.

Address of Joint Filer:	c/o Genstar Capital LLC
Four Embarcadero Center, Suite 1900
San Francisco, CA 94111

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Palomar Holdings, Inc. [PLMR]

Date of Event Requiring Statement
(Month/Day/Year):	January 14, 2020

Designated Filer:	Genstar VI GP AIV Ltd.

Signature:

GENSTAR CAPITAL PARTNERS VI AIV (DEL), L.P.

By: GENSTAR CAPITAL VI AIV, L.P., its General Partner

By: GENSTAR VI GP AIV LTD., its General Partner

By:	/s/ James Ryan Clark
Name: James Ryan Clark
Title: Director

Dated: January 14, 2020

Joint Filer Information

(continued)

Name of Joint Filer:	Stargen VI AIV, L.P.

Address of Joint Filer:	c/o Genstar Capital LLC
Four Embarcadero Center, Suite 1900
San Francisco, CA 94111

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Palomar Holdings, Inc. [PLMR]

Date of Event Requiring Statement
(Month/Day/Year):	January 14, 2020

Designated Filer:	Genstar VI GP AIV Ltd.

Signature:

STARGEN VI AIV, L.P.

By: GENSTAR CAPITAL VI AIV, L.P., its General Partner

By: GENSTAR VI GP AIV LTD., its General Partner

By:	/s/ James Ryan Clark
Name: James Ryan Clark
Title: Director

Dated: January 14, 2020

Joint Filer Information

(continued)

Name of Joint Filer:	Genstar V GP AIV Ltd.

Address of Joint Filer:	c/o Genstar Capital LLC
Four Embarcadero Center, Suite 1900
San Francisco, CA 94111

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Palomar Holdings, Inc. [PLMR]

Date of Event Requiring Statement
(Month/Day/Year):	January 14, 2020

Designated Filer:	Genstar VI GP AIV Ltd.

Signature:

GENSTAR V GP AIV LTD.

By:	/s/ James Ryan Clark
Name: James Ryan Clark
Title: Director

Dated: January 14, 2020

Joint Filer Information

(continued)

Name of Joint Filer:	Genstar Capital V AIV, L.P.

Address of Joint Filer:	c/o Genstar Capital LLC
Four Embarcadero Center, Suite 1900
San Francisco, CA 94111

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Palomar Holdings, Inc. [PLMR]

Date of Event Requiring Statement
(Month/Day/Year):	January 14, 2020

Designated Filer:	Genstar VI GP AIV Ltd.

Signature:

GENSTAR CAPITAL V AIV, L.P.

By: GENSTAR V GP AIV LTD., its General Partner

By:	/s/ James Ryan Clark
Name: James Ryan Clark
Title: Director

Dated: January 14, 2020

Joint Filer Information

(continued)

Name of Joint Filer:	Genstar Capital Partners V AIV, L.P.

Address of Joint Filer:	c/o Genstar Capital LLC
Four Embarcadero Center, Suite 1900
San Francisco, CA 94111

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Palomar Holdings, Inc. [PLMR]

Date of Event Requiring Statement
(Month/Day/Year):	January 14, 2020

Designated Filer:	Genstar VI GP AIV Ltd.

Signature:

GENSTAR CAPITAL PARTNERS V AIV, L.P.

By: GENSTAR CAPITAL V AIV, L.P., its General Partner

By: GENSTAR V GP AIV LTD., its General Partner

By:	/s/ James Ryan Clark
Name: James Ryan Clark
Title: Director

Dated: January 14, 2020

Joint Filer Information

(continued)

Name of Joint Filer:	Stargen V AIV, L.P.

Address of Joint Filer:	c/o Genstar Capital LLC
Four Embarcadero Center, Suite 1900
San Francisco, CA 94111

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Palomar Holdings, Inc. [PLMR]

Date of Event Requiring Statement
(Month/Day/Year):	January 14, 2020

Designated Filer:	Genstar VI GP AIV Ltd.

Signature:

STARGEN V AIV, L.P.

By: GENSTAR CAPITAL V AIV, L.P., its General Partner

By: GENSTAR V GP AIV LTD., its General Partner

By:	/s/ James Ryan Clark
Name: James Ryan Clark
Title: Director

Dated: January 14, 2020

Joint Filer Information

(continued)

Name of Joint Filer:	James Ryan Clark

Address of Joint Filer:	c/o Genstar Capital LLC
Four Embarcadero Center, Suite 1900
San Francisco, CA 94111

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Palomar Holdings, Inc. [PLMR]

Date of Event Requiring Statement
(Month/Day/Year):	January 14, 2020

Designated Filer:	Genstar VI GP AIV Ltd.

Signature:

By:	/s/ James Ryan Clark
Name: James Ryan Clark

Dated: January 14, 2020